UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2006

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway

Tempe, Arizona 85281

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway

Tempe, Arizona 85281

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard

Phoenix, Arizona 85034-3899

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

At a meeting with representatives of the Unofficial Committee of Unsecured Claimholders of Delta Air Lines, Inc. on December 15, 2006, in comparing the historical pre-tax margins excluding special items of US Airways Group, Inc. ("US Airways") and Delta Air Lines, Inc., US Airways inadvertently disclosed that its pre-tax margin excluding special items for the month of October 2006 was approximately 4%. This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. US Airways does not intend to update this information or release similar information in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Dated: December 18, 2006	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Dated: December 18, 2006	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.
Dated: December 18, 2006	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

4